UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2002

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road, Pineville, Louisiana 71360-5226
(Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code:  318/484-7400

Item 5.          Other Events

          On July 23, 2002, Cleco Corporation (the Company) issued a press release announcing earnings for the three months and six months ended June 30, 2002.  For additional information regarding the Company's second quarter and year-to-date earnings as of June 30, 2002, please refer to the Company's press release attached to this report as Exhibit 99.1 (Press Release), which Press Release is incorporated by reference herein.

Item 7.          Financial Statements and Exhibits

(c)	Exhibits
	Exhibit No.	Description

	99.1	Press release dated July 23, 2002 issued by the Company.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: July 25, 2002	By: /S/ R. Russell Davis
Name: R. Russell Davis
Title: Vice President and Controller
(Principal Accounting Officer)